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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-1)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-96403                 33-0727357
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

3 Ada
Irvine, California                                               92618
------------------                                               -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-




Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On February 4, 2002 (the "Closing Date"), a single series of certificates, entitled Option One Mortgage Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2002 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         The Mortgage Loans, as defined in the Agreement, include initial Mortgage Loans described in the prospectus supplement (the "Initial Mortgage Loans") and additional mortgage loans that were included in the mortgage pool on the Closing Date (the "Additional Mortgage Loans").

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of approximately $420,135,677.59 as of January 1, 2002 and Additional Mortgage Loans having an aggregate principal balance of approximately $229,863,012.34 as of January 1, 2002.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.






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                                       -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------


                  99.1                      Characteristics of the Mortgage Pool as of February 4, 2002,
                                            relating to Option One Mortgage Loan Trust 2002-1, Asset-
                                            Backed Certificates, Series 2002-1.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: February 20, 2002

                                                OPTION ONE MORTGAGE ACCEPTANCE
                                                CORPORATION


                                                By:      /s/ William L. O'Neill
                                                    ---------------------------
                                                Name:    William L. O'Neill
                                                Title:   Treasurer

                                Index to Exhibits
                                -----------------



                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              ------------                                   -------------
           99.1           Characteristics of the Mortgage Pool as of
                          February 4, 2002, relating to Option One
                          Mortgage Loan Trust 2002-1, Asset-Backed
                          Certificates, Series 2002-1